SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): 11/25/97

                                   CWMBS, INC.

                                   (Depositor)

     (Issuer in respect of Mortgage Pass Through Certificates, Series 97-4)

               (Exact name of registrant as specified in charter)

   Delaware                          33-63714                   95-4449516
(State or other                (Commission File No.)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
 organization)

155 N. Lake Avenue, Pasadena, CA                                     911009-7137
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including area code:  (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                   CWMBS, INC.
                       Mortgage Pass Through Certificates
                                   Series 97-4

On November 25 1997, The Bank of New York, as Trustee for CWMBS, Inc. Mortgage Pass Through Certificates Series 1997-4, made a monthly distribution to Certificateholders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997, among CWMBS, Inc. as Depositor, Independent National Mortgage Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                                 Description

99 Report to Holders of CWMBS, Inc., Mortgage Pass Through Certificates Series 1997-4 relating to the distribution date of November 25, 1997 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Dated: November 25, 1997


                                                      CSMBS, INC.


                                                      By: /s/ Kelly A Sheahan

                                                      Name:  Kelly A. Sheahan
                                                      Assistant Treasurer
                                                      The Bank of New York,
                                                      as Trustee